EXHIBIT 4.22

                Amending Agreement, dated January 18, 2005, among

                                0724000 BC Ltd. ,
                                Marsa Gold Corp.,
                            Aitas Mining Company and
                            Bulkakshu Mining Company,




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                               AMENDING AGREEMENT

THIS AMENDING AGREEMENT ("AGREEMENT") is entered into as of the 18th day of January, 2005, by and between MARSA GOLD CORP. ("MARSA"), a Kyrgyz limited liability company with an address of Kyrgyz Republic, Bishkek, microregion 11, 6-46, AITAS MINING COMPANY ("AITAS"), a Kazakhstan corporation with an address in care of Bulakashu Mining Company, BULAKASHU MINING COMPANY LLC ("BMC"), a Kyrgyz limited liability company with an address of Kyrgyz Republic, Bishkek, Baitik Baatyra 37, and MAGELLAN GOLD CORP. ("MAGELLAN"), a Nevada corporation with an address of 609 Granville Street, Suite 880, P.O. Box 10321, Vancouver, British Columbia Canada .

RECITALS:

A. Marsa, Aitas, BMC and Magellan are all of the parties to a Letter Agreement dated September 24, 2004 (the "PURCHASE AGREEMENT") pertaining to the purchase by Magellan of all of the issued and outstanding shares of BMC from Marsa and Aitas, each as to a 50% interest.

B. Marsa, Aitas, BMC and Magellan are all of the parties to a Loan Agreement dated September 24, 2004 (the "Loan Agreement") pursuant to which Magellan advanced a `bridge' loan facility to BMC which is further evidenced by a demand promissory note (the "NOTE") dated September 24, 2004 in the original amount of U.S. $110,000, made by BMC in favour of Magellan.

C. Aitas and Marsa guaranteed repayment of the Note pursuant to a written Guarantee (the "GUARANTEE") dated September 24, 2004 and secured their respective obligations under the Guarantee pursuant to Share Pledge Agreements (the "AITAS PLEDGE" and the "MARSA PLEDGE", respectively) dated September 24, 2004, pursuant to which Aitas and Marsa pledged to Magellan all of their respective shareholding in BMC.

D. Aitas has recently withdrawn from its membership interest in BMC and desires to be released from its obligations under the Purchase Agreement, the Loan Agreement, the Guarantee and the Aitas Pledge.

NOW THEREFORE,  for and in consideration of the premises, and for other good and
valuable   consideration   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto do hereby agree as follows:

         1.       RECITALS.

The Recitals set forth above are acknowledged by all of the parties hereto to be true and correct and are incorporated into this Agreement by this reference.

         2.       DEFINED TERMS.

Any capitalized terms used in this Agreement that are not defined in this Agreement shall have the meaning attributed in the Purchase Agreement, the Loan Agreement, the Guarantee or the Pledge, as the context may require.


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3.       PURCHASE AGREEMENT.

The Purchase Agreement is hereby modified as follows:

         (a) Hereafter, any reference in the Purchase Agreement to the term "BMC Shares" shall be deemed to be a reference to the membership interest in BMC.

         (b) Notwithstanding anything in the Purchase Agreement to the contrary, Aitas shall not be entitled to receive any of the Purchase Shares or any part of the cash portion of the Purchase Price.

         (c) Aitas, Marsa and BMC hereby represent and warrant to Magellan that:

                  (i)      Aitas has withdrawn from BMC;

                  (ii) any membership or other interest that Aitas held in BMC has been cancelled;

                  (iii)    Marsa is now the sole member of BMC.

         (d) Aitas is hereby released from any obligation under the Purchase Agreement.

         (e)      Aitas hereby  assigns and sets over to Marsa any right,  title
                  or  interest  in  the  Purchase   Agreement   that  Aitas  may
                  heretofore have held.

         (f) Marsa hereby assumes all of the obligations in the Purchase Agreement that were previously imposed on Aitas.

         (g) Hereafter, any reference in the Purchase Agreement to the "Vendors" shall be deemed to be a reference only to Marsa

         (h) Any reference in Section 6 or 7 to the "Closing" or the "Closing Date" shall be deemed to refer to the date upon which Magellan has succeeded to a 100% membership interest in BMC or, but only as to any such reference in Section 7, such earlier date upon which the Loan is repaid.

4.       LOAN AGREEMENT.

         (a) Aitas is hereby released from any obligation under the Loan Agreement.

         (b) Aitas hereby assigns and sets over to Marsa any right, title or interest in the Loan Agreement that Aitas may heretofore have held.

         (c)      Marsa  hereby  assumes  all of  the  obligations  in the  Loan
                  Agreement  that  were   previously   imposed  on  Aitas.

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         (d)      Hereafter,   any  reference  in  the  Loan  Agreement  to  the
                  "Vendors" shall be deemed to be a reference only to Marsa

5.       GUARANTEE.

         (a) Aitas is hereby released from all obligation under the Guarantee.

         (b)      Marsa  hereby   assumes  any  and  all  liability   under  the
                  Guarantee.

6.       PLEDGE AGREEMENTS.

         (a)      The Aitas Pledge is hereby cancelled.


         (b) The Marsa Pledge is hereby modified to reflect that the Securities Pledge as described in Section 1 is of 100% of the membership interest in BMC.

7.       COUNTERPARTS.

         (a) This Amending Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

8.       ELECTRONIC MEANS.

         (a) Delivery of an executed copy of this Amending Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

9.       ENTIRE AGREEMENT.

         (a) There are no representations, warranties, collateral agreements, or conditions between the parties hereto except as specified in the Purchase Agreement, the Loan Agreement, the Guarantee, the Aitas Pledge, the Marsa Pledge or this Amending Agreement.

10.      FURTHER ASSURANCES.

         (a) The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Amending Agreement.

11.      PROPER LAW.

         (a) This Agreement will be governed by and construed in accordance with the law of British Columbia.

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12.      TIME OF THE ESSENCE.



Time is of the essence of this Agreement.

IN WITNESS WHEREOF, the parties hereto have set their respective hands as of the day and year first above written.

MAGELLAN GOLD CORP.


Per: /s/ Douglas Turnbull
     ----------------------------
         Authorized Signatory

Accepted and agreed to this 18 day of January, 2005.


BULAKASHU MINING COMPANY LLC


Per: /s/ Oleg Kim
     ----------------------------
         Authorized Signatory

Accepted and agreed to this 18 day of January, 2005.

AITAS MINING COMPANY


Per: /s/ Nurlan Dildabekov
     ----------------------------
         Authorized Signatory

Accepted and agreed to this 18 day of January, 2005.

MARSA GOLD


Per: /s/ Dmitriy Vedeshkin-Ryabov
     ----------------------------
         Authorized Signatory

Accepted and agreed to this 18 day of January, 2005.

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